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                                                CHASE MANHATTAN AUTO OWNER TRUST
                                                         SERIES 1997-B
                                                STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
PERIOD 17                                                                                                                   PAGE # 1
DETERMINATION: 10-Nov-98                                                                                           Beginning 10/1/98
DISTRIBUTION: 16-Nov-98                                                                                              Ending 10/31/98
TIME: 11/25/98 12:09
                                            CLASS A-1 5.744% MONEY MARKET ASSET BACKED NOTES
                                                        CLASS A-2 6.100% ASSET BACKED NOTES
                                                        CLASS A-3 6.350% ASSET BACKED NOTES
                                                        CLASS A-4 6.500% ASSET BACKED NOTES
                                                        CLASS A-5 6.600% ASSET BACKED NOTES
                                                        CLASS B-1 6.750% ASSET BACKED CERTIFICATES

                        ORIG PRINCIPAL       BEG PRINCIPAL     PRINCIPAL          INTEREST            TOTAL          END PRINCIPAL
  CLASS                     BALANCE             BALANCE       DISTRIBUTION      DISTRIBUTION       DISTRIBUTION         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
A-1 Notes                $200,000,000.00             $0.00            $0.00             $0.00              $0.00              $0.00
A-2 Notes                $294,000,000.00    $85,562,693.18   $21,050,123.38       $434,943.69     $21,485,067.07     $64,512,569.80
A-3 Notes                $227,000,000.00   $227,000,000.00            $0.00     $1,201,208.33      $1,201,208.33    $227,000,000.00
A-4 Notes                $133,000,000.00   $133,000,000.00            $0.00       $720,416.67        $720,416.67    $133,000,000.00
A-5 Notes                 $70,000,000.00    $70,000,000.00            $0.00       $385,000.00        $385,000.00     $70,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
NOTE TOTALS              $924,000,000.00   $515,562,693.18   $21,050,123.38     $2,741,568.69     $23,791,692.07    $494,512,569.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   B-1                    $29,148,275.79    $29,148,275.79            $0.00       $163,959.05        $163,959.05     $29,148,275.79
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE TOTALS        $29,148,275.79    $29,148,275.79            $0.00       $163,959.05        $163,959.05     $29,148,275.79
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS                  $953,148,275.79   $544,710,968.97   $21,050,123.38     $2,905,527.74     $23,955,651.12    $523,660,845.59
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                                               FACTOR   INFORMATION   PER   $1,000


                  PRINCIPAL               INTEREST            END PRINCIPAL
 CLASS          DISTRIBUTION            DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------
   A-1               0.00000000            0.00000000             0.00000000
                                                      ----------------------
                                                      ----------------------
              --------------------------------------------------------------
   A-2              71.59905912            1.47940031           219.43050952
                                                      ----------------------
                                                      ----------------------
              --------------------------------------------------------------
   A-3               0.00000000            5.29166665         1,000.00000000
                                                      ----------------------
                                                      ----------------------
              --------------------------------------------------------------
   A-4               0.00000000            5.41666669         1,000.00000000
                                                      ----------------------
                                                      ----------------------
              --------------------------------------------------------------
  A-5                0.00000000            5.50000000         1,000.00000000
--------------                                        ----------------------
              --------------------------------------------------------------
Notes Totals        22.78151881            2.96706568           535.18676385
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  B-1                0.00000000            5.62499995         1,000.00000000
-------------------                                            -------------
----------------------------------------------------------------------------
Certificate Totals   0.00000000            5.62499995         1,000.00000000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
TOTALS              22.08483603            3.04834810           549.40124101
----------------------------------------------------------------------------



(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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
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                                                    CHASE MANHATTAN AUTO OWNER TRUST
                                                             SERIES 1997-B
                                                    STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
PERIOD 17                                                                                                    PAGE                # 2
DETERMINATION: 10-Nov-98                                                                                Beginning            10/1/98
DISTRIBUTION: 16-Nov-98                                                                                    Ending           10/31/98
TIME: 11/25/98 12:09



                                                                                                per $1000
Section 5.8 (iii)   Servicing Fee                                                           $453,925.81         0.47623840


Section 5.8 (iv)    Administration Fee                                                        $1,000.00         0.00104915


Section 5.8 (vi)    Pool Balance at the end of the Collection Period                    $523,660,845.59


Section 5.8 (vii)   Repurchase Amounts for Repurchased Receivable
                                         By Seller                                                $0.00
                                         By Servicer                                        $106,423.67
                                         TOTAL                                              $106,423.67

Section 5.8 (viii)  Realized Net Losses for Collection Period                               $305,065.09


Section 5.8 (ix)    Reserve Account Balance after Disbursement                           $15,709,825.37


Section 5.8 (x)     Specified Reserve Account Balance                                    $15,709,825.37


Section 5.8 (xi)    Total Distribution Amount                                            $25,087,332.72

                                         Servicing Fee                                      $453,925.81
                                         Administrative Fee                                   $1,000.00
                                         Noteholders' Distribution Amount                $23,791,692.07
                                         Certificateholders' Distribution Amount           $ 163,959.05
                                         Deposit to Reserve Account                         $676,755.79









Section 5.8 (xii)   Noteholders' Distributable Amount


------------------------------------------------------------------------------------------------------------------
Class         Principal        Interest                    Total        Prin (per $1000/orig) Int (per $1000/orig)
------------------------------------------------------------------------------------------------------------------
 A-1              $0.00              $0.00                 $0.00         0.00000000           0.00000000
 A-2     $21,050,123.38        $434,943.69        $21,485,067.07        71.59905912           1.47940031
 A-3              $0.00      $1,201,208.33         $1,201,208.33         0.00000000           5.29166665
 A-4              $0.00        $720,416.67           $720,416.67         0.00000000           5.41666669
 A-5              $0.00        $385,000.00           $385,000.00         0.00000000           5.50000000
------------------------------------------------------------------------------------------------------------------
Total    $21,050,123.38      $2,741,568.69        $23,791,692.07        22.78151881           2.96706568
------------------------------------------------------------------------------------------------------------------




Section 5.8 (xiii)  Certificateholders' Distributable Amount


 ----------------------------------------------------------------------------------------------------------------------
        Class       Principal             Interest               Total     Prin (per $1000/orig) Int (per $1000/orig)
 ----------------------------------------------------------------------------------------------------------------------
         B-1           $0.00            $163,959.05         $163,959.05         0.00000000           5.62499995
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
        Total          $0.00            $163,959.05         $163,959.05         0.00000000           5.62499995
 ----------------------------------------------------------------------------------------------------------------------




Section 5.8 (xiv)   Reserve Fund Transfer Amount                                           $ 676,755.79











(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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